AB CAP FUND, INC.

-AB All Market Alternative Return Portfolio

-AB FlexFeeTM Core Opportunities Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement dated November 28, 2018 to the following Prospectuses:

Prospectus	Date
AB All Market Alternative Return Portfolio	February 28, 2018
AB FlexFeeTM Core Opportunities Portfolio	April 30, 2018

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Under “Management of the Fund – Investment Adviser,” insert the following after the first paragraph:

During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Fund (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

On November 13, 2018, AXA Equitable filed a registration statement with the SEC registering 50,000,000 shares of its common stock currently held by AXA and on November 15, 2018 filed a registration statement increasing the offering by 10,000,000 shares. AXA completed the sale of such shares (the “offering”) on November 20, 2018. The underwriters of the offering have a 30-day option to purchase an additional 9,000,000 shares of common stock from AXA. AXA Equitable also entered into a share repurchase agreement with AXA pursuant to which it has acquired from AXA 30,000,000 shares of AXA Equitable common stock. After settlement of the offering and the share buyback, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable (and will hold 57.5% if the underwriters exercise their option to purchase additional shares from AXA).

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of the Fund's current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at a meeting held on July 31-August 2, 2018, the Board of Directors (the “Board”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Board also agreed to call and hold a meeting of shareholders on October 11, 2018 for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting, shareholders of the Fund approved the new and future investment advisory agreements.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Fund, including with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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